Exhibit 10.1

Fourth Amendment to Amended and Restated PCS Services Agreement

Between Sprint Spectrum L.P. and Virgin Mobile USA, L.P.

This Fourth Amendment (“Amendment”) is effective on the Acquisition Closing Date (defined below) and is made to that certain Amended and Restated PCS Services Agreement between Sprint Spectrum L.P. (“Sprint PCS”) and Virgin Mobile USA, L.P. (formerly Virgin Mobile USA, LLC) (“VMU”) dated October 16, 2007, as amended, (the “PCS Services Agreement”). Capitalized terms not defined in this Amendment are defined in the PCS Services Agreement.

1.	Section 1.d. of the Third Amendment to Amended and Restated PCS Service Agreement, executed by Sprint and VMU on May 12, 2008, is deleted in its entirety and removed from such Third Amendment.

2.	Except as specifically provided above, the PCS Services Agreement remains in effect in accordance with its terms.

IN WITNESS HEREOF, the parties have executed this Amendment as of the dates indicated below.

SPRINT SPECTRUM, L.P.		VIRGIN MOBILE USA, L.P. (formerly Virgin Mobile USA, LLC)

By:	/s/ Douglas B. Lynn	By:	/s/ Peter Lurie
Name: Douglas B. Lynn		Name: Peter Lurie
Its: Vice President		Its: General Counsel
Date: June 27, 2008		Date: June 27, 2008